EXHIBIT  10.1

                                 FIRST AMENDMENT

                           Dated as of March 21, 2000

       This FIRST AMENDMENT among MARVEL ENTERPRISES, INC. (the "Borrower"), the GUARANTORS party hereto, the LENDERS party hereto and CITIBANK, N.A., as Agent, Collateral Agent and Issuer.

                             PRELIMINARY STATEMENTS:

       (1) The Borrower, the Guarantors, the Lenders, the Agent, the Collateral Agent and Issuer have entered into a Credit Agreement dated as of April 1, 1999 (the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement are used herein as therein defined.

       (2) The parties have agreed to amend the Credit Agreement as hereinafter set forth.

       NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, THE PARTIES HERETO AGREE AS FOLLOWS

         SECTION 1. Amendment to Credit Agreement. Article 5 of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by adding the following proviso prior to the colon at the end of the preamble to such Article:

               "; provided that the financial covenants contained in Sections 5.13, 5.14 and 5.15 will not be tested so long as
               (i) the Total Outstanding Amounts does not exceed $20,000,000 and (ii) the Borrowing Base less the Total Outstanding Amount exceeds $20,000,000".

         SECTION 2. Conditions of Effectiveness. This First Amendment will become effective when the Agent shall have received counterparts of this First Amendment executed by the Borrower, the Guarantors and the Required Lenders.

         SECTION 3. Representations and Warranties of the Borrower. The Borrower and each Guarantor represents and warrants as follows:

       (a)  After   giving   effect  to  this  First   Amendment,   all  of  the
representations and warranties contained in Article 4 of the credit agreement and in other Loan Documents will be true in all material respects.


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       (b) After giving effect to this First  Amendment,  no Default or Event of
Default shall have occurred and be continuing.

         SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this First Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", thereof", or words of like import referring to the Credit Agreement, will mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and will continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generally of the foregoing, the Loan Documents and all of the Collateral described therein do and will continue to secure the payment of all obligations of the Borrower and the Guarantors under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

         (c) The execution, delivery and effectiveness of this First Amendment will not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. Execution in Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

       SECTION 6. Governing Law. This First Amendment will be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective authorized officers as of the date first above written.

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                  MARVEL ENTERPRISES, Inc.
                           as Borrower

                  By:s/Alllen S. Lipson
                     -------------------------
                     Name: Allen S. Lipson
                     Title:   Executive Vice President

                  MARVEL ENTERTAINMENT GROUP, INC.
                           as Guarantor

                  By: S/Allen S. Lipson
                      -----------------------
                      Name: Allen S. Lipson
                      Title: Vice President

                  MEI HOLDING COMPANY S CORP.,
                           as Guarantor

                  By: s/Allen S. Lipson
                      -----------------------
                      Name: Allen S. Lipson
                      Title: Vice President

                  MEI HOLDING COMPANY F CORP.,
                           as Guarantor

                  By: s/Allen S. Lipson
                      -----------------------
                      Name: Allen S. Lipson
                      Title: Vice President

                  MARVEL CHARACTERS, INC.,
                           as Guarantor

                  By: s/Allen S. Lipson
                      -----------------------
                      Name: Allen S. Lipson
                      Title: Vice President

                  MARVEL RESTURANT VENTURE CORP.,
                           as Guarantor

                  By: s/Allen S. Lipson
                      -----------------------
                      Name: Allen S. Lipson
                      Title: Vice President

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                  MRV, INC., as Guarantor

                  By: s/Allen S. Lipson
                      -----------------------
                      Name: Allen S. Lipson
                      Title: Vice President

                  CITBANK, N.A. as Agent and Collateral Agent

                  By: s/Miles D. McManus
                      ---------------------
                      Name: Miles D. McManus
                      Title: Vice President

                  CITBANK, N.A. as Issuer

                  By: s/Miles D. McManus
                      ---------------------
                      Name: Miles D. McManus
                      Title: Vice President

                  CITBANK, N.A. as Lender

                  By: s/Miles D. McManus
                      ---------------------
                      Name: Miles D. McManus
                      Title: Vice President

                  HELLER FINANCIAL, INC., as Lender

                  By: s/Tara Urobel
                      -----------------------
                      Name:    Tara Urobel
                      Title: Vice President

                  AMSOUTH BANK, as Lender

                  By: s/Patrick R. Brocker
                      -----------------------
                      Name: Patrick R. Brocker
                      Title: Attorney-In-Fact


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